FS Investment Corporation II 8-K

EXHIBIT 10.1

AMENDMENT NO. 6 TO LOAN FINANCING AND SERVICING AGREEMENT, dated as of August 19, 2016 (this “Amendment”), among Darby Creek LLC, a Delaware limited liability company (the “Borrower”), Deutsche Bank AG, New York Branch, as administrative agent (the “Administrative Agent”), each Lender party hereto (each, a “Lender” and collectively, the “Lenders”) and Wells Fargo Bank, National Association, as collateral agent and collateral custodian (the “Collateral Agent”).

WHEREAS, the Borrower, the Collateral Agent, the Lenders and the Administrative Agent are party to the Loan Financing and Servicing Agreement, dated as of February 20, 2014 (as amended, supplemented, amended and restated and otherwise modified from time to time, the “Loan Agreement”); and

WHEREAS, the Borrower, the Administrative Agent, the Lenders and the Collateral Agent have agreed to amend the Loan Agreement in accordance with the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.

Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the Loan Agreement.

ARTICLE II

Amendments

SECTION 2.1.

Amendments to the Loan Agreement. As of the date of this Amendment, the Loan Agreement is hereby amended as follows:

(a)

by deleting the definition of “Revolving Period” in its entirety and inserting the following in lieu thereof:

““Revolving Period” means the period of time starting on the Effective Date and ending on the earliest to occur of (i) the date that is thirty months after the Sixth Amendment Effective Date or, if such date is extended pursuant to Section 2.6, the date mutually agreed upon by the Borrower and each Agent, (ii) the date on which the Facility Amount is terminated in full pursuant to Section 2.5 or (iii) the occurrence of a Facility Termination Event.”

(b)

by deleting each reference to “thirty-one (31)” in Section 2.2 and inserting “sixty-one (61)” in lieu thereof;

(c)

by inserting the following definition in the appropriate alphabetical order:

““Sixth Amendment Effective Date” means August 19, 2016.”

(d)

by deleting clause (c) in the definition of “Excess Concentration Amount” in its entirety and inserting the following in lieu thereof:

“(c)

the excess, if any, of the sum of the Principal Balances of all Collateral Obligations in any single Moody’s Industry Classification (other than a Moody’s Industry Classification described in the following proviso) over 10% of the Excess Concentration Measure; provided, that (x) the sum of the Principal Balances of all Collateral Obligations that are obligations of Obligors in any one Moody’s Industry Classification (other than the “Corp-Energy: Oil & Gas” Moody’s Industry Classification) may be up to 15% of the Excess Concentration Measure and (y) the sum of the Principal Balances of all Collateral Obligations that are obligations of Obligors in any one Moody’s Industry Classification (other than the “Corp-Energy: Oil & Gas” Moody’s Industry Classification) other than the Moody’s Industry Classification specified in clause (x) may be up to 12.5% of the Excess Concentration Measure;”

(e)

by deleting “2929 Arch Street, Suite 675, Philadelphia, PA 19104” on Annex A and inserting “201 Rouse Boulevard, Philadelphia, PA 19112” in lieu thereof.

ARTICLE III

Conditions to Effectiveness

SECTION 3.1.

This Amendment shall become effective as of the date first written above upon:

(a)

the execution and delivery of this Amendment by each party hereto;

(b)

the Administrative Agent shall have received certified copies of the resolutions of the board of managers (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer;

(c)

the Administrative Agent shall have received the executed legal opinion of Dechert LLP, counsel to the Borrower, in form and substance acceptable to the Lender in its reasonable discretion; and

(d)

the Borrower shall have paid to each Lender, for its own account, a nonrefundable fee in an amount equal to the product of (a) such Lender’s Commitment and (b) 0.25%.

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ARTICLE IV

Representations and Warranties

SECTION 4.1.

The Borrower hereby represents and warrants to the Administrative Agent that, as of the date first written above, (i) no Facility Termination Event or Unmatured Facility Termination Event has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE V

Consent

SECTION 5.1.

Each party hereby provides its consent to the withdrawal by the Borrower on the date of this Amendment from the Interest Collection Account an amount sufficient to pay all applicable fees and expenses in connection with this Amendment. The Borrower certifies that, after giving effect to such payment, sufficient proceeds remain in the Collection Account for all payments to be made pursuant to Section 8.3(a) of the Loan Agreement (other than clause (N) thereof) on the next Distribution Date.

ARTICLE VI

Miscellaneous

SECTION 6.1.

Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 6.2.

Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 6.3.

Ratification. Except as expressly amended and waived hereby, the Loan Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.

SECTION 6.4.

Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

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SECTION 6.5.

Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

DARBY CREEK LLC, as Borrower

By:	/s/ Gerald F. Stahlecker
Name: Gerald F. Stahlecker
Title: Executive Vice President

[Darby Creek - Sixth Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK
BRANCH, as Administrative Agent

By:	/s/ Amit Patel
Name: Amit Patel
Title: Director

By:	/s/ Kevin Tanzer
Name: Kevin Tanzer
Title: Managing Director

[Darby Creek - Sixth Amendment to LFSA]

WELLS FARGO BANK, NATIONAL
ASSOCIATION, as Collateral Agent and as
Collateral Custodian

By:	/s/ Abby Schexnider
Name: Abby Schexnider
Title: Vice President

[Darby Creek - Sixth Amendment to LFSA]

DEUTSCHE BANK AG, NEW YORK BRANCH, as a Lender

By:	/s/ Amit Patel
Name: Amit Patel Title: Director

By:	/s/ Kevin Tanzer
Name: Kevin Tanzer Title: Managing Director

[Darby Creek - Sixth Amendment to LFSA]

EVERBANK COMMERCIAL FINANCE, INC., as a Lender

By:	/s/ David D’Antonio
Name: David D’Antonio Title: Managing Director

[Darby Creek - Sixth Amendment to LFSA]

KEYBANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Richard Andersen
Name: Richard Andersen Title: Designated Signer

[Darby Creek - Sixth Amendment to LFSA]